                                    EXHIBIT 99

                              Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.

Date of Earliest Transaction

Required to be Reported:       September 18, 2013

Issuer & Symbol:               ITT Educational Services, Inc. (ESI)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                    Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

September 20, 2013

RICHARD C. BLUM & ASSOCIATES, INC.     BLUM CAPITAL PARTNERS, L.P.

                                       By:  Richard C. Blum & Associates, Inc.

                                            its General Partner

By:  /s/ Gwen G. Reinke                By:  /s/ Gwen G. Reinke

     ------------------------------         ------------------------------

     General Counsel and                    General Counsel and

     Chief Compliance Officer               Chief Compliance Officer

BLUM STRATEGIC GP III, L.L.C.          BLUM STRATEGIC GP III, L.P.

                                       By:  Blum Strategic GP III, L.L.C.

                                            its General Partner

By:  /s/ Gwen G. Reinke                By:  /s/ Gwen G. Reinke

     ------------------------------         ------------------------------

     Gwen G. Reinke                         Gwen G. Reinke

     Member                                 Member

BLUM STRATEGIC GP IV, L.L.C.           BLUM STRATEGIC GP IV, L.P.

                                       By:  Blum Strategic GP IV, L.L.C.

                                            its General Partner

By:  /s/ Gwen G. Reinke                By:  /s/ Gwen G. Reinke

     ------------------------------         ------------------------------

     Gwen G. Reinke                         Gwen G. Reinke

     Member                                 Member